UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

UNITY HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	333-45979	58-2350609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Joe Frank Harris Parkway, SE, Cartersville, GA 30121

(Address of Principal Executive Offices)

(770) 606-0555

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On February 3, 2009, Unity Holdings, Inc. and its subsidiary bank, Unity National Bank, executed a written agreement with the Office of the Comptroller of the Currency ("OCC").  The Company and its Board of Directors have taken an active role in working with the OCC to improve the condition of the Company and the Bank. The OCC will publish a copy of the Agreement available on its website which is located at www.occ.treas.gov.  A copy of the agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Agreement is based on the findings of the OCC during a 2008 on-site examination.  Since the completion of the examination, the Board of Directors has aggressively taken steps to address the findings of the exam and the Company has plans to raise new capital to improve its overall capital position and ensure sufficient capital for the Bank. The Company and the Bank are aggressively working to comply with the requirements of the Agreement.

Under the terms of the Agreement, the Company and the Bank are required, within 60 days of entering into the Agreement, to submit written plans to the regulators that address the following items: eliminating the basis of criticism of criticized assets; continuing to improve commercial real estate concentration risk management; on-going review and grading of the Bank's loan portfolio; improving the Bank's position regarding classified loans and other real estate owned; revising the Bank's allowance for loan and lease losses policy; maintaining sufficient liquidity at the Bank; and preparing a financial forecast and strategic plan for a three-year period designed to improve the condition of the Bank.

The Board of Directors of the Bank is also required to appoint a Compliance Committee to submit, on a quarterly basis, a report setting forth a description of the action needed to achieve full compliance with the formal agreement, actions taken to comply, and the results and status of these actions.

The Bank will continue to conduct its banking business with customers in a normal fashion. Banking products and services and hours of business will remain the same, and the Bank's deposits will remain insured by the FDIC to the maximum limits allowed by law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.  The following exhibit is furnished herewith:

99.1    Written agreement between Unity National Bank and the Comptroller of the Currency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITY HOLDINGS, INC.

DATE:  February 19, 2009

By:/s/Michael L. McPherson

Name:  Michael L. McPherson

Title:    President and CEO

EXHIBIT 99.1

AGREEMENT BY AND BETWEEN

Unity National Bank
Cartersville, Georgia
and
The Comptroller of the Currency

Unity National Bank, Cartersville, Georgia ("Bank") and the Comptroller of the Currency of the United States of America ("Comptroller") wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

The Comptroller, through his National Bank Examiner, has examined the Bank, and his findings are contained in the Report of Examination (ROE), dated September 22, 2008.

In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors ("Board"), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

ARTICLE I
JURISDICTION

(1)	This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C. § 1818(b)(1).
(2)	This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12 U.S.C. § 1818(e)(1) and 12 U.S.C. § 1818(i)(2).
(3)	This Agreement shall be construed to be a "formal written agreement" within the meaning of 12 C.F.R. § 5.51(c)(6)(ii). See 12 U.S.C. § 1831i.
(4)	This Agreement shall be construed to be a "written agreement" within the meaning of 12 U.S.C. § 1818(u)(1)(A).
All reports or plans which the Bank or Board has agreed to submit to the Assistant Deputy Comptroller pursuant to this Agreement shall be forwarded to the

Assistant Deputy Comptroller
Georgia Field Office
Three Ravinia Drive, Suite 550
Atlanta, GA 30346

ARTICLE II
COMPLIANCE COMMITTEE

(1)

Within fifteen (15) days of the date of this Agreement, the Board shall appoint a Compliance Committee of at least three (3) directors, of which no more than one (1) shall be an employee or controlling shareholder of the Bank or any of its affiliates (as the term "affiliate" is defined in 12 U.S.C. § 371c(b)(1)), or a family member of any such person.  Upon appointment, the names of the members of the Compliance Committee and, in the event of a change of the membership, the name of any new member shall be submitted in writing to the Assistant Deputy Comptroller.  The Compliance Committee shall be responsible for monitoring and coordinating the Bank's adherence to the provisions of this Agreement.

(2)	The Compliance Committee shall meet at least monthly.
(3)	Within forty-five (45) days of the date of this Agreement, and every quarter thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:
(a ) a description of the action needed to achieve full compliance with each Article of this Agreement;
(b ) actions taken to comply with each Article of this Agreement; and
(c ) the results and status of those actions.
(4)	The Board shall forward a copy of the Compliance Committee's report, with any additional comments by the Board, to the Assistant Deputy Comptroller within ten (10) days of receiving such report.

ARTICLE III
CRITICIZED ASSETS

(1)

The Bank shall take immediate and continuing action to protect its interest in those assets criticized in the ROE, in any subsequent Report of Examination, by internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination.

(2)

Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written program designed to eliminate the basis of criticism of assets criticized in the ROE, in any subsequent Report of Examination, or by any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination as "doubtful," "substandard," or "special mention."  This program shall include, at a minimum:

(a ) an identification of the expected sources of repayment;
(b ) the appraised value of supporting collateral and the position of the Bank's lien on such collateral where applicable;
(c ) an analysis of current and satisfactory credit information, including cash flow analysis where loans are to be repaid from operations; and
(d ) the proposed action to eliminate the basis of criticism and the time frame for its accomplishment.
(3)	Upon adoption, a copy of the program for all criticized assets equal to or exceeding five hundred thousand dollars ($500,000) shall be forwarded to the Assistant Deputy Comptroller.
(4)	The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.
(5)	The Board, or a designated committee, shall conduct a review, on at least a quarterly basis, to determine:
(a ) the status of each criticized asset or criticized portion thereof that equals or exceeds five hundred thousand dollars ($500,000);
(b ) management's adherence to the program adopted pursuant to this Article;
(c ) the status and effectiveness of the written program; and
(d ) the need to revise the program or take alternative action.
(6)	A copy of each review shall be forwarded to the Assistant Deputy Comptroller on a quarterly basis in a format similar to Appendix A, attached hereto.
(7)

The Bank may extend credit, directly or indirectly, including renewals, extensions or capitalization of accrued interest, to a borrower whose loans or other extensions of credit are criticized in the ROE, in any subsequent Report of Examination, in any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination and whose aggregate loans or other extensions exceed five hundred thousand dollars ($500,000), only if each of the following conditions is met:

(a )   the Board or designated committee finds that the extension of additional credit is necessary to promote the best interests of the Bank and that prior to renewing, extending or capitalizing any additional credit, a majority of the full Board or designated committee approves the credit extension and records, in writing, why such extension is necessary to promote the best interests of the Bank; and

(b ) a comparison to the written program adopted pursuant to this Article shows that the Board's formal plan to collect or strengthen the criticized asset will not be compromised.
(8)	A copy of the approval of the Board or of the designated committee shall be maintained in the file of the affected borrower.

ARTICLE IV
COMMERCIAL REAL ESTATE CONCENTRATION RISK MANAGEMENT

(1)

Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written commercial real estate ("CRE") concentration risk management program consistent with OCC Bulletin 2006-46.  The program shall include, but not necessarily be limited to, the following:

(a ) Ongoing risk assessments to identify potential CRE concentrations in the portfolio, including exposures to similar or interrelated groups or borrowers;
(b ) Board and management oversight of CRE concentrations, to include:
(i) policy guidelines and an overall CRE lending strategy, including actions required when the Bank approaches the limits of its CRE guidelines;
(ii) procedures and controls to effectively adhere to and monitor compliance with the Bank's lending policies and strategies;
(iii) regular review of information and reports that identify, analyze, and quantify the nature and level of risk presented by CRE concentrations; and
(iv) periodic review and approval of CRE risk exposure limits;

(c )   Portfolio management, to include internal lending guidelines and  concentration limits that control the Bank's overall risk exposure to CRE, and a contingency plan to reduce or mitigate concentrations in the event of adverse market conditions;

(d ) Management information systems, to provide sufficient timely information to management to identify, measure, monitor, and manage CRE concentration risk;

(e )   Periodic market analysis, to provide management and the Board with information to assess whether its CRE lending strategy and policies continue to be appropriate in light of changes in CRE market conditions;

(f ) Credit underwriting standards for CRE, to include:
(i) maximum loan amount by type of property;
(ii) loan terms;
(iii) pricing structures;
(iv) collateral valuation;
(v) loan-to-value limits by property type;
(vi) requirements for feasibility studies and sensitivity analysis or stress testing;
(vii) minimum requirements for initial investment and maintenance of hard equity by the borrower; and
(viii) standards for borrower net worth, property cash flow, and debt service coverage for the property;
(g ) Portfolio stress testing and sensitivity analysis of CRE concentrations; and
(h ) Credit risk review of CRE, to include an effective, accurate, and timely risk-rating system
(2)	The Board shall forward a copy of any analysis performed on existing or potential CRE concentrations to the Assistant Deputy Comptroller immediately following the review.
(3)	The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

ARTICLE V
LOAN PORTFOLIO MANAGEMENT

(1)

Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program to improve the Bank's loan portfolio management.  The program shall include, but not be limited to:

(a ) procedures to ensure satisfactory and perfected collateral documentation;
(b ) procedures to ensure that extensions of credit are granted, by renewal or otherwise, to any borrower only after obtaining and analyzing current and satisfactory credit information;
(c ) procedures to ensure conformance with loan approval requirements;
(d ) procedures to ensure periodic post-funding loan analysis;
(e ) a system to track and analyze exceptions; and

(f )   a performance appraisal process, including performance appraisals, job descriptions, and incentive programs for loan officers, which adequately consider their performance relative to policy compliance, documentation standards, accuracy in credit grading, and other loan administration matters.

(2)	Upon completion, a copy of the program shall be forwarded to the Assistant Deputy Comptroller.
(3)	Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to systems which provide for effective monitoring of:
(a ) early problem loan identification to assure the timely identification and rating of loans and leases based on lending officer submissions;
(b ) statistical records that will serve as a basis for identifying sources of problem loans and leases by industry, size, collateral, division, group, indirect dealer, and individual lending officer;
(c ) previously charged-off assets and their recovery potential;
(d ) compliance with the Bank's lending policies and laws, rules, and regulations pertaining to the Bank's lending function;
(e ) adequacy of credit and collateral documentation; and
(f ) concentrations of credit.
(4)	Management will continue to provide the Board with written reports on a quarterly basis, including, at a minimum, the following information:
(a ) the identification, type, rating, and amount of problem loans and leases;
(b ) the identification and amount of delinquent loans and leases;
(c ) credit and collateral documentation exceptions;
(d ) the identification and status of credit-related violations of law, rule or regulation;
(e ) the identity of the loan officer who originated each loan reported in accordance with subparagraphs (a) through (d) of this Article and Paragraph;
(f ) an analysis of concentrations of credit, significant economic factors, and general conditions and their impact on the credit quality of the Bank's loan and lease portfolios; and
(g ) the identification of loans and leases not in conformance with the Bank's lending and leasing policies, and exceptions to the Bank's lending and leasing policies
(5)	The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program and systems developed pursuant to this Article.

ARTICLE VI
ALLOWANCE FOR LOAN AND LEASE LOSSES

(1)

The Board shall review the adequacy of the Bank's Allowance for Loan and Lease Losses ("Allowance") to ensure ongoing conformance with the Bank's program for the maintenance of an adequate Allowance.  This review shall ensure consistency with the comments on maintaining a proper Allowance found in the "Allowance for Loan and Lease Losses" booklet of the Comptroller's Handbook, and shall focus particular attention on the following factors:

(a ) results of the Bank's internal loan review;
(b ) results of the Bank's external loan review;
(c ) an estimate of inherent loss exposure on each significant credit;
(d ) loan loss experience;
(e ) trends of delinquent and nonaccrual loans;
(f ) concentrations of credit in the Bank; and
(g ) present and prospective economic conditions.
(2)

The program shall provide for a review of the Allowance by the Board at least once each calendar quarter.  Any deficiency in the Allowance shall be remedied in the quarter it is discovered, prior to the filing of the Consolidated Reports of Condition and Income, by additional provisions from earnings.  Written documentation shall be maintained indicating the factors considered and conclusions reached by the Board in determining the adequacy of the Allowance.

ARTICLE VII
OTHER REAL ESTATE OWNED - ACTION PLANS

(1)

Within sixty (60) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to action plans for each parcel of Other Real Estate Owned ("OREO") to ensure that these assets are managed in accordance with 12 U.S.C. § 29 and 12 C.F.R. Part 34, Subpart E.  At a minimum, the plans shall:

(a ) identify the Bank officer(s) responsible for managing and authorizing transactions relating to the OREO properties;
(b ) contain an analysis of each OREO property which compares the cost to carry against the financial benefits of near term sale;
(c ) detail the marketing strategies for each parcel;
(d ) identify targeted time frames for disposing each parcel of OREO;
(e ) establish targeted write-downs at periodic intervals if marketing strategies are unsuccessful;
(f ) establish procedures to require periodic market valuations of each property, and the methodology to be used; and
(g) provide for reports to the Board on the status of OREO properties on at least a quarterly basis.
(2)	The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plans developed pursuant to this Article.

ARTICLE VIII
LIQUIDITY

(1)

The Board shall ensure the liquidity of the Bank is maintained at a level that is sufficient to sustain the Bank's current operations and to withstand any anticipated or extraordinary demand against its funding base.  Such actions may include, but are not necessarily limited to:

(a) selling assets;
(b) obtaining lines of credit from the Federal Reserve Bank;
(c) obtaining lines of credit from correspondent banks;
(d) recovering charged-off assets; and
(e) injecting additional equity capital.
(2)	The Board shall continue to review the Bank's liquidity on a monthly basis. Such reviews shall consider:
(a ) a maturity schedule of certificates of deposit, including large uninsured deposits;
(b ) the volatility of demand deposits including escrow deposits;
(c ) the amount and type of loan commitments and standby letters of credit;
(d ) an analysis of the continuing availability and volatility of present funding sources;
(e ) an analysis of the impact of decreased cash flow from the Bank's loan portfolio resulting from delinquent and non-performing loans;
(f ) an analysis of the impact of decreased cash flow from the sale of loans or loan participations; and
(g ) geographic disbursement of and risk from brokered deposits.
(3)

The Board shall take appropriate action to maintain adequate sources of liquidity in relation to the Bank's needs.  Monthly reports shall set forth liquidity requirements and sources.  Copies of these reports shall be forwarded to the Assistant Deputy Comptroller in the Bank's report to the Assistant Deputy Comptroller.

ARTICLE IX
STRATEGIC PLAN

(1)

Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written strategic plan for the Bank covering at least a three-year period.  The strategic plan shall establish objectives for the Bank's overall risk profile, earnings performance, growth, balance sheet mix, off-balance sheet activities, liability structure, capital adequacy, reduction in the volume of nonperforming assets, product line development and market segments that the Bank intends to promote or develop, together with strategies to achieve those objectives and, at a minimum, include:

(a) a mission statement that forms the framework for the establishment of strategic goals and objectives;
(b ) an assessment of the Bank's present and future operating environment;
(c ) the development of strategic goals and objectives to be accomplished over the short and long term;

(d )   an identification of the Bank's present and future product lines (assets and liabilities) that will be utilized to accomplish the strategic goals and objectives established in (1)(c) of this Article;

(e )   an evaluation of the Bank's internal operations, staffing requirements, board and management information systems and policies and procedures for their adequacy and contribution to the accomplishment of the goals and objectives developed under (1)(c) of this Article;

(f ) a management employment and succession program to promote the retention and continuity of capable management;
(g ) product line development and market segments that the Bank intends to promote or develop, including a plan to diversify the loan portfolio;
(h ) an action plan to improve bank earnings and accomplish identified strategic goals and objectives, including individual responsibilities, accountability and specific time frames;
(i ) a financial forecast to include projections for major balance sheet and income statement accounts and desired financial ratios over the period covered by the strategic plan;
(j ) control systems to mitigate risks associated with planned new products, growth, or any proposed changes in the Bank's operating environment;
(k ) specific plans to establish responsibilities and accountability for the strategic planning process, new products, growth goals, or proposed changes in the Bank's operating environment; and
(l ) systems to monitor the Bank's progress in meeting the plan's goals and objectives.
(2)

Upon adoption, a copy of the plan shall be forwarded to the Assistant Deputy Comptroller for review and prior written determination of no supervisory objection.  Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the strategic plan.

(3)	The Bank must give the Assistant Deputy Comptroller at least sixty (60) days advance, written notice of its intent to deviate significantly from the strategic plan.

(a )   For purposes of this Article, changes that may constitute a significant deviation from the strategic plan include, but are not limited to, any significant deviations from marketing strategies, marketing partners, acquisition channels; underwriting practices and standards, account management strategies and test programs; collection strategies, partners or operations; fee structure, pricing, or fee application methods; accounting processes and practices; funding strategy; or any other changes in personnel, operations or external factors that may have a material impact on the Bank's operations or financial performance.

(b )   Prior to making any changes that significantly deviate from the Bank's strategic plan, the Board shall perform an evaluation of the adequacy of the Bank's organizational structure, staffing, management information systems, internal controls and written policies and procedures to identify, measure, monitor, and control the risks associated with the product or service. The evaluation shall include an assessment of the impact of such change on the Bank's condition, including a profitability analysis.

(4)	The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

ARTICLE X
CLOSING

(1)

Although the Board has agreed to submit certain programs and reports to the Assistant Deputy Comptroller for review or prior written determination of no supervisory objection, the Board has the ultimate responsibility for proper and sound management of the Bank.

(2)

It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

(3)

Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement.  Such time requirements may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

(4)

The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.

(5)	In each instance in this Agreement in which the Board is required to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board shall:
(a ) authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement;
(b ) require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Agreement;
(c ) follow-up on any non-compliance with such actions in a timely and appropriate manner; and
(d ) require corrective action be taken in a timely manner of any non-compliance with such actions.
(6)

This Agreement is intended to be, and shall be construed to be, a supervisory "written agreement entered into with the agency" as contemplated by 12 U.S.C. § 1818(b)(1), and expressly does not form, and may not be construed to form, a contract binding on the Comptroller or the United States.  Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the Bank under his supervisory powers, including 12 U.S.C. § 1818(b)(1), and not as a matter of contract law.  The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract.  The Bank also expressly acknowledges that no officer or employee of the Office of the Comptroller of the Currency has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller's exercise of his supervisory responsibilities.  The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or prior arrangements between the parties, whether oral or written.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his hand on behalf of the Comptroller.

/s/ James F. DeVane, Jr	02/03/09
James F. DeVane, Jr. Assistant Deputy Comptroller Georgia Field Office	Date

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

KENNETH R. BISHOP Kenneth R. Bishop	02/03/09

JERRY W. BRADEN Jerry W. Braden	02/03/09

MICHAEL L. MCPHERSON Michael L. McPherson	02/03/09

DONALD D. GEORGE Donald D. George	02/03/09

JOHN S. LEWIS John S. Lewis	02/03/09

SAM R. MCCLESKEY Sam R. McCleskey	02/03/09

STEPHEN A. TAYLOR Stephen A. Taylor	02/03/09

B. DON TEMPLES B. Don Temples	02/03/09

APPENDIX A
Unity National Bank
Cartersville, Georgia

CRITICIZED ASSET REPORT AS OF:

BORROWER(S):
ASSET BALANCE(S) AND OCC RATING (SM, SUBSTANDARD, DOUBTFUL OR LOSS):
$ CRITICISM

AMOUNT CHARGED OFF TO DATE

FUTURE POTENTIAL CHARGE-OFF

PRESENT STATUS (Fully explain any increase in outstanding balance; include past due status, nonperforming, significant progress or deterioration, etc.):

FINANCIAL AND/OR COLLATERAL SUPPORT (include brief summary of most current financial information, appraised value of collateral and/or estimated value and date thereof, bank's lien position and amount of available equity, if any, guarantor(s) info, etc.):

PROPOSED PLAN OF ACTION TO ELIMINATE ASSET CRITICISM(S) AND TIME FRAME FOR ITS ACCOMPLISHMENT:

IDENTIFIED SOURCE OF REPAYMENT AND DEFINED REPAYMENT PROGRAM (repayment program should coincide with source of repayment):

Use this form for reporting each criticized asset that exceeds five hundred thousand dollars ($500,000) and retain the original in the credit file for review by the examiners.  Submit your reports quarterly until notified otherwise, in writing, by the Assistant Deputy Comptroller.